Exhibit 99.2 Investor Presentation Fourth Quarter 2025

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation those regarding Popular’s business, financial condition, results of operations and objectives, performance, earnings and expenses. These statements are not guarantees of future performance, are based on the current expectations of Popular, Inc.’s management and, by their nature, involve risks, uncertainties, estimates and assumptions. Potential factors, some of which are beyond our control, could cause actual results to differ materially from those expressed in, or implied by, such forward-looking statements. More information on the risks and important factors that could affect our future results, and financial condition is included in our Form 10-K for the year ended December 31, 2024, our Form 10-Q for the quarters ended March 31, 2025, June 30, 2025, and September 30, 2025, and in our Annual Report on Form 10-K for the year ended December 31, 2025 to be filed with the Securities and Exchange Commission. Our filings are available on our website (www.popular.com) and on the Securities and Exchange Commission website (www.sec.gov). We assume no obligation to update or revise any forward-looking statements which speak as of their respective dates. 2

Strategic Framework BE THE #1 BANK FOR OUR CUSTOMERS Meet customers where they are. We are their first choice, always one step ahead, fostering loyalty and deepening relationships at every stage of their lives, to drive growth BE SIMPLE AND EFFICIENT Deliver solutions faster, improve productivity, and reduce costs BE A TOP PERFORMING BANK Become a performance-driven organization with top talent, delivering sustainable, profitable growth and long-term value to our shareholders 3

2025 Highlights Financial Highlights Annual Highlights ($ in millions, except per share information) Income Statement 2025 2024 Change Highlights: Net Income $ 833 $ 614 $ 219 • Net income of $833 million increased $219 million YoY driven by higher net interest 1 Adjusted Net Income 823 646 177 income Net Interest Margin (NIM) 3.49% 3.24% 0.25% • Adjusted net income of $823 million excludes the impact of a partial release of the 2 Net Interest Margin FTE 3.88% 3.49% 0.39% FDIC special assessment reserve Total Deposit Costs 1.77% 2.07% (0.30%) • NIM of 3.49% increased 25 bps; FTE NIM expanded 39 bps to 3.88% EPS $ 12.31 $ 8 .56 $ 3 .75 • Loans held in portfolio grew $2.2 billion or 6.0%, driven by commercial and construction loans at both banks and mortgage loans in BPPR Financial Ratios • Total deposits increased $1.3 billion or 2.0%; excluding P.R. public deposits, ROA 1.10% 0.84% 0.26% customer deposits increased $1.4 billion or 3.0% 3 ROTCE 13.04% 9.85% 3.19% • Total deposit costs decreased 30 bps to 1.77% driven by an 88 bps reduction in P.R. public deposit costs Ending Balances • NCO Ratio of 0.52% vs. 0.68% in 2024 Loans Held in Portfolio $ 39,328 $ 3 7,108 $ 2 ,220 • NPLs increased $147 million to $498 million driven, in part, by two unrelated Total Assets 7 5,348 73,045 2,303 commercial loans in BPPR with a combined book value of $188 million; NPL Ratio at Total Deposits 66,190 6 4,884 1 ,306 1.27% vs. 0.95% in 2024 Borrowings 1,449 1 ,176 273 • Tangible book value per share increased $14.49 or 21.3% to $82.65 • ROTCE increased to 13.04% Credit Quality • Common Equity Tier 1 decreased 31 bps to 15.72% Non-Performing Loans (NPLs) $ 498 $ 351 $ 147 NPL Ratio 1.27% 0.95% 0.32% Capital Actions NCO Ratio 0.52% 0.68% (0.16%)• Announced a new $500 million common stock repurchase authorization in Q3 2025: ACL-NPL Ratio 162% 213% (51%) ⁻ Through the end of 2025, repurchased $502 million in common stock at an average price of $107.61 per share; as of December 31, 2025, $281 million Capital remained available for common stock repurchase under the active Common Equity Tier 1 15.72% 16.03% (0.31%) authorization Tangible Book Value Per Share $ 82.65 $ 6 8.16 $ 14.49 • Increased our quarterly common stock dividend from $0.70 to $0.75 per share 4 See Slide 16 for footnotes Differences due to rounding

Q4 2025 Highlights Financial Highlights Quarter Highlights ($ in millions, except per share information) Income Statement Q4 2025 Q3 2025 Change Q4 2024 Highlights: Net Income $ 234 $ 211 $ 23 $ 178 • Net income increased $23 million to $234 million 1 Adjusted Net Income 224 211 13 178• Adjusted net income of $224 million excludes the impact of a partial Net Interest Margin (NIM) 3.61% 3.51% 0.10% 3.35% release of the FDIC special assessment reserve 2 Net Interest Margin FTE 4.03% 3.90% 0.13% 3.62% • Net interest income increased $11 million to $658 million Total Deposit Costs 1.68% 1.79% (0.11%) 1.96% • NIM of 3.61% increased 10 bps; FTE NIM expanded 13 bps to 4.03% EPS $ 3.53 $ 3.15 $ 0.38 $ 2 .51 • Loans held in portfolio grew $641 million or 1.7%, driven by commercial and construction loans at both banks and mortgage loans Financial Ratios in BPPR ROA 1.23% 1.09% 0.14% 0.97% • Total deposits decreased $323 million or 1.0%; excluding P.R. public 3 ROTCE 14.39% 13.06% 1.33% 11.22% deposits, customer deposits increased $339 million or 0.7% • Total deposit costs decreased 11 bps driven by a 22 bps reduction in Ending Balances P.R. public deposit costs Loans Held in Portfolio $ 3 9,328 $ 3 8,687 $ 641 $ 37,108 • NPLs decreased $4 million to $498 million; NPL ratio at 1.27% vs. Total Assets 75,348 75,066 282 73,045 1.30% in Q3 Total Deposits 66,190 66,513 (323) 64,884 • NCO Ratio of 0.51% vs. 0.60% in Q3 Borrowings 1,449 1,247 202 1,176 • Tangible book value per share increased $3.53 or 4.5% to $82.65 • ROTCE increased to 14.39% Credit Quality • Common Equity Tier 1 decreased 7 bps to 15.72% Non-Performing Loans (NPLs) $ 498 $ 502 $ (4) $ 351 NPL Ratio 1.27% 1.30% (0.03%) 0.95% NCO Ratio 0.51% 0.60% (0.09%) 0.74% Capital Actions ACL-NPL Ratio 162% 157% 5% 213% • Repurchased $148 million in common stock at an average price of $118.34 per share and increased quarterly common stock dividend Capital per share to $0.75, an increase from $0.70 Common Equity Tier 1 15.72% 15.79% (0.07%) 16.03% ⁻ $281 million remained under the active common stock Tangible Book Value Per Share $ 82.65 $ 7 9.12 $ 3.53 $ 68.16 repurchase authorization as of December 31, 2025 5 See Slide 16 for footnotes Differences due to rounding

Q4 Business Highlights

BPPR

($ in millions)	Q4 2025	Q3 2025	Change	Q4 2024
Loans Held in Portfolio	$ 27,628	$ 27,131	$ 497	$ 26,147
P.R. Public Deposits	19,414	20,076	(662)	19,463
Total Deposits	54,741	54,878	(137)	54,054
Borrowings	62	70	(8)	103
Net Interest Margin	3.78%	3.71%	0.07%	3.56%
Total Deposit Costs	1.42%	1.53%	(0.11%)	1.67%

Highlights:

- Loans held in portfolio increased $497 million:
  - commercial and construction loans increased $366 million
  - mortgage loans increased $115 million
  - credit cards increased $31 million
  - auto loans and leases decreased $28 million
- NIM increased 7 bps to 3.78%:
  - investment securities yields decreased 4 bps to 2.64%
  - loan yields decreased 5 bps to 7.74%
  - total deposit costs decreased 11 bps to 1.42%
    - P.R. public deposit costs decreased 22 bps to 2.97%
    - excluding P.R. public deposits, total deposit costs decreased 1 bp

Popular U.S.

($ in millions)	Q4 2025	Q3 2025	Change	Q4 2024
Loans Held in Portfolio	$ 11,669	$ 11,525	$ 144	$ 10,929
Total Deposits	12,034	12,162	(128)	11,704
Borrowings	792	582	210	480
Net Interest Margin	3.11%	2.94%	0.17%	2.71%
Total Deposit Costs	2.85%	2.96%	(0.11%)	3.20%

Highlights:

- Loans held in portfolio increased $144 million:
  - commercial and construction loans increased $175 million
  - mortgage loans decreased $24 million
    - mortgage loan originations in Popular U.S. were discontinued at the end of Q3 2025
- NIM increased 17 bps to 3.11%:
  - loan yields increased 12 bps to 6.14%
  - total deposit costs decreased 11 bps to 2.85%
- Borrowings increased $210 million due to $250 million in short-term FHLB advances

Differences due to rounding

6

Financial Summary Quarterly Results (unaudited) ($ in thousands, except EPS) Q4 2025 Q3 2025 Variance Net interest income $ 6 57,552 $ 646,505 $ 11,047 Provision for credit losses 72,016 75,125 (3,109) Net interest income after provision for credit losses $ 585,536 $ 571,380 $ 14,156 Other fees 11,723 1 1,723 - Banking fees 1 13,472 111,001 2,471 Asset management and insurance fees 31,944 29,452 2 ,492 Mortgage banking activities 3,624 2 ,771 853 Other operating income 17,246 27,971 (10,725) Total non-interest income $ 1 66,286 $ 171,195 $ (4,909) Total personnel costs 230,158 232,988 (2,830) Net occupancy 27,772 2 6,083 1,689 Technology and software expenses 86,124 8 7,117 (993) Transactional services 38,336 38,408 (72) Professional fees 29,357 25,808 3,549 Business promotions 29,919 2 7,304 2,615 Goodwill impairment - 1 3,000 (13,000) Other operating expenses 31,540 44,579 (13,039) Total operating expenses $ 473,206 $ 495,287 $ (22,081) Income before income tax 2 78,616 247,288 3 1,328 Income tax expense 44,716 35,971 8 ,745 Net income $ 2 33,900 $ 211,317 $ 22,583 EPS $ 3.53 $ 3.15 $ 0.38 1 ROTCE 14.39% 13.06% 1.33% 7 See Slide 16 for footnotes Differences due to rounding

Net Interest Income and NIM Dynamics Quarter Highlights: Earning Assets 1 (ending balances, $ in billions) • Net interest income increased by $11 million to $658 million $72.8 $71.8 $72.1 $70.8 $69.7 • Net interest margin increased 10 bps to 3.61% 0.1 4 70.0 0 $38.2 $39.3 $38.7 $37.3 ₋ Primarily driven by lower cost of P.R. public deposits by 22 bps; 0.1 2 $37.1 60.0 0 P.R. public deposit costs decreased 88 bps in 2025 0.1 50.0 0 7.51% 7.50% 7.49% 7.51% 7.48% • Net interest margin FTE of 4.03% increased 13 bps 0.0 8 40.0 0 ‐ Money market and investment securities yields decreased 8 bps 0.0 6 30.0 0 $34.6 $33.6 $33.1 $32.8 $32.6 0.0 4 • Money market and investment securities decreased $331 million; 20.0 0 represent 45% of earning assets 10.0 0 0.0 2 3.59% 3.50% 3.51% 3.38% 3.29% • Average total deposits decreased $880 million. Excluding P.R. public - 0 deposits, average customer deposits increased $236 million Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Loan balances Money market and investment securities Loan yields (FTE) Money market and investment securities yields (FTE) Net Interest Income and NIM Sources of Funds ($ in millions) 1 (ending balances, $ in billions) $658 $68.6 $647 $67.8 $67.6 $66.9 $632 $66.1 0.06 00 $606 $591 0.0 7 600 $20.9 60.0 0 $20.1 $19.4 $19.6 0.0 6 $19.5 0.05 00 500 50.0 0 0.0 5 3.70% 5.63% 5.65% 5.57% 0.04 00 5.49% 5.49% 3.32% 3.22% 3.19% 400 40.0 0 2.97% 0.0 4 0.03 00 300 4.03% 3.90% 30.0 0 3.85% 0.0 3 3.73% 3.62% 0.02 00 $46.2 $46.3 $46.4 $46.8 $45.4 200 20.0 0 0.0 2 0.01 00 100 1.87% 0.0 1 10.0 0 1.76% 1.72% 1.73% 1.62% 1.21% 1.17% 1.17% 1.15% 1.14% - 0 - - Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Net interest income NIM (FTE) Earning assets yields (FTE) Cost of funds Deposits, excl P.R. public deposits P.R. public deposits Borrowings P.R. public deposit costs Deposit Costs, excl P.R. public deposit costs See Slide 16 for footnotes 8 Differences due to rounding

Non-Interest Income Quarter Highlights: Change vs. • Non-interest income of $166 million Q3 Q4 decreased $4 million ($ in millions) Q4 2025 Q3 2025 Variance Q4 2024 2025 2024 ⁻ Mainly in other operating income Service charges on deposits $ 38.9 $ 39.1 $ (0.2) $ 38.1 (0%) 2% due to a $5 million retroactive Debit card fees 30.4 28.1 2.3 26.9 8% 13% charge to a tenant in Q3 and an Credit card fees 32.8 32.7 0.1 30.8 0% 6% unfavorable variance of $4 million Other fees 11.4 11.2 0.2 10.8 2% 5% related to securities held for Banking fees $ 113.5 $ 111.0 $ 2.5 $ 106.6 2% 6% deferred benefit plans in Q4 which Insurance fees 14.5 13.0 1.5 14.6 11% (1%) has an offsetting effect on personnel costs Brokerage and asset management fees 10.2 9.5 0.7 9.5 8% 7% Trust fees 7.3 7.0 0.3 6.6 4% 10% Asset management and insurance fees $ 31.9 $ 29.5 $ 2.5 $ 30.8 8% 4% Mortgage banking activities 3.6 2.8 0.9 6.3 31% (43%) Other operating income 17.2 28.0 (10.7) 21.0 (38%) (18%) Non-interest income $ 166.3 $ 171.2 $ (4.9) $ 164.7 (3%) 1% Non-Interest Income ($ in millions) $171 $168 $168 $166 180 .00 180 .00 $152 160 .00 160 .00 140 .00 140 .00 120 .00 120 .00 100 .00 100 .00 80.0 0 80.0 0 60.0 0 60.0 0 40.0 0 40.0 0 20.0 0 20.0 0 - - Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Banking fees Asset management and insurance Other operating income Mortgage banking activities Daily car rental income (sold in Q4 2024) 9 Differences due to rounding

Operating Expenses

Quarter Highlights:

- Operating expenses decreased by $22 million to $473 million
  - Driven by a $15 million partial release of the FDIC special assessment reserve and a $13 million goodwill impairment charge in Popular U.S. equipment leasing subsidiary during Q3

$ in millions	Q4 2025	Q3 2025	Variance	Q4 2024	Change vs. Q3 2025	Change vs. Q4 2024
Salaries	$ 139.7	$ 139.3	$ 0.3	$ 135.8	0%	3%
Commissions and incentives	36.4	35.3	1.1	30.5	3%	19%
Pension, postretirement and other[1]	41.3	45.3	(4.0)	39.5	(9%)	5%
Profit sharing	12.8	13.0	(0.2)	0.0	-	-
Total personnel costs	$ 230.2	$ 233.0	$ (2.8)	$ 205.8	(1%)	12%
Technology and software	86.1	87.1	(1.0)	81.4	(1%)	6%
Transactional services	38.3	38.4	(0.1)	35.1	(0%)	9%
Professional fees	29.4	25.8	3.5	32.5	14%	(10%)
Net occupancy	27.8	26.1	1.7	27.7	6%	0%
Business promotion	29.9	27.3	2.6	29.9	10%	0%
Goodwill impairment	-	13.0	(13.0)	-	(100%)	0%
Other operating expenses	31.5	44.6	(13.0)	55.4	(29%)	(43%)
Operating expenses	**$ 473.2**	**$ 495.3**	**$ (22.1)**	**$ 467.6**	**(4%)**	**1%**

Operating Expenses
($ in millions)



$468
$471
$493
$495
$473
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
Personnel costs
Technology and professional fees
Net occupancy and other expenses
Business promotion and transactional services

See Slide 16 for footnotes
Differences due to rounding

10

Capital Quarter Highlights: • Repurchased $719 million in common stock since resumption of share repurchase program in Q3 2024 1 • Popular, Inc. TCE increased 67 bps to 7.29% compared to Q4 2024 • Tier 1 Capital represents 5 bps of Total Capital as of Q4 2025 Common Equity Tier 1 Regulatory Capital Stack as of Q4 2025 1.73% 17.50% 3.79% 15.72% 0.05% (1.00%) (1.87%) 16.30% 15.72% (1.49%) Q4-23 Net income Dividends Repurchases RWA and other Q4-25 CET1 Additional Tier 1 Tier 2 Total Capital Popular, Inc. BPPR Q4 2024 Q3 2025 Q4 2025 Q4 2024 Q3 2025 Q4 2025 17.16% 17.05% 0.1 8 16.85% 15.90% 15.90% 17.83% 15.78% 15.78% 17.58% 17.50% 15.59% 15.59% 0.1 6 0.1 8 16.03% 16.08% 15.79% 15.72% 15.84% 15.77% 0.1 6 0.1 4 0.1 4 0.1 2 0.1 2 0.1 0.1 8.66% 8.48% 8.65% 7.48% 7.48% 7.42% 0.0 8 7.13% 7.29% 0.0 8 6.62% 5.58% 5.64% 0.0 6 4.73% 0.0 6 0.0 4 0.0 4 0.0 2 0.0 2 0 0 Common Equity Tier 1 Risk-Based Total Risk-Based Tier 1 Leverage TCE Common Equity Tier 1 Risk-Based Total Risk-Based Tier 1 Leverage TCE Tier 1 Capital Capital Capital Tier 1 Capital Capital Capital 11 See Slide 16 for footnotes Note: Current period ratios are estimated

Non-Performing Assets Quarter Highlights: Non-Performing Assets ($ in millions) • Non-Performing Assets (NPAs) and Non-Performing Loans (NPLs) decreased $4 million each 0.040000000 600 $545 $541 • NPL inflows decreased $194 million as the previous quarter’s 0.035000000 500 $438 $435 $424 inflows included two unrelated commercial exposures with a $412 $408 0.030000000 $366 $358 400 combined book value of $188 million in BPPR 0.025000000 • BPPR NPLs increased $5 million to $459 million, driven by $8 0.020000000 300 million higher commercial NPLs and $3 million higher 0.015000000 200 consumer NPLs, partially offset by $8 million lower mortgage 0.7% 0.7% 0.010000000 0.6% 0.6% 0.6% 0.6% 0.6% 0.5% 0.5% NPLs 100 0.005000000 • Popular U.S. NPLs decreased $9 million to $40 million, mainly 0 0.000000000 driven a single $17 million mortgage loan returned to accrual Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 status offset, in part, by commercial NPLs of $5 million NPLs OREO NPAs/Total Assets Non-Performing Loans NPL Inflows ($ in millions) ($ in millions) 600 0.04 $502 $498 400 0.035 500 0.03 $358 $361 $354 300 $351 400 $342 0.025 $314 $312 300 0.02 200 $242 1.3% 1.3% 0.015 1.0% 1.0% 1.0% 200 1.0% 0.9% 0.8% 0.8% 0.01 100 100 0.005 $34 $41 $37 $48 $52 $48 $37 $32 0 0 0 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Popular U.S. BPPR Commercial and Construction Mortgage Other NPLs/Loans 12 Differences due to rounding

NCOs and Allowance for Credit Losses Quarterly Highlights: • NCOs decreased $8 million to $50 million, mainly driven by lower commercial NCOs in BPPR. NCO Ratio decreased 9 bps to 0.51%. NCOs in Q4 include $5 million in recoveries from the sale of previously charged-off auto loans and credit cards. Excluding these recoveries, NCO Ratio was 0.57% in Q4 • ACL increased $22 million to $808 million, mainly driven by higher reserves for commercial and consumer loans, partially offset by a decrease in the reserve for mortgage loans; ACL-to-Loans Ratio at 2.05% vs. 2.03% in Q3 2025 Allowance for Credit Losses ACL Movement ($ in millions) ($ in millions) 830 Reserve Reserve $12 $808 810 $41 Build Balance Balance Build Balance ACL/Loan 790 $786 Portfolios Q4 2024 (Release) Q3 2025 (Release) Q4 2025 Q4 2025 770 $19 Commercial $ 271 $ 34 $ 305 $ 16 $ 321 1.50% 750 Mortgage 82 5 87 (6) 81 0.93% 730 $(50) Leases 16 3 19 (1) 19 0.93% 710 Consumer: 376 (1) 375 13 388 5.35% 690 Credit Cards 99 (12) 87 4 91 7.25% 670 Personal Loans 104 (2) 102 6 108 5.44% 650 Auto 166 12 178 2 180 4.72% NCOs Consumer Changes Q4 2025 ACL Consumer Economic NCOs Commercial Q4 2025 Q3 2025 Q3 2025 ACL Commercial Changes Economic Scenarios and… Other 7 1 8 0 8 4.52% portfolio portfolio scenario and ACL ACL Total ACL $ 746 $ 40 $ 786 $ 22 $ 808 2.05% qualitative NCOs and NCO-to-Loans Ratio Consumer NCOs by Loan Portfolio ($ in millions) ($ in millions) 75 $67 70 $63 4.0 0% $57 $62 5.0 0% $59 $58 65 $58 60 $55 $54 $52 $51 $50 $49 $49 55 3.0 0% $46 50 $44 4.0 0% 3.56% $42 $42 45 3.26% 3.16% 40 3.01% 2.85% 2.0 0% 2.80% 35 3.0 0% 2.56% 30 2.46% 2.33% 25 0.71% 0.74% 0.66% 0.65% 0.61% 0.60% 20 0.53% 1.0 0% 0.51% 0.45% 15 2.0 0% 10 5 0.0 0% - 1.0 0% (5) (10) (1 5) -1.00% Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 0.0 0% (20) Credit Card Personal Auto Other NCO% Commercial and Construction Mortgage Leases Consumer NCO% 13 Differences due to rounding

Driving Value Market leader in Puerto Rico • Substantial capital and liquidity with diversified deposit base • Well-positioned to take advantage of market opportunities • Focused on customer service supported by broad branch network • Differentiated omnichannel experience • Diversified fee income Franchise • Strong risk-adjusted loan margins driven by a well-diversified portfolio Mainland U.S. banking operation provides geographic diversification • Commercial led strategy directed at small and medium sized businesses • Niche banking segments focused on homeowners’ associations, healthcare and non-profit organizations • Branch footprint in South Florida and New York Metro • Strengthen customer primacy and deliver exceptional service and products to be the #1 bank for our customers • Increase productivity while reducing costs by simplifying processes and making it easier for our customers and Our Strategy employees • Be a top performing bank that attracts and retains top talent and achieves long-term shareholder value • Announced a new $500 million common stock repurchase authorization in Q3 2025: ⁻ Through the end of 2025 repurchased $502 million in common stock at an average price of $107.61 per share Capital Actions including $148 million in Q4; as of December 31, 2025, $281 million remained available for common stock repurchase under the active authorization • Increased our quarterly common stock dividend from $0.70 to $0.75 per share during Q4 2025 th • Banco Popular de Puerto Rico was named Bank of the Year Puerto Rico“ for the 13 time by The Banker a publication Milestones by The Financial Times 14

Guidance 2026 Guidance 2026 Guidance (GAAP Basis) Commentary Net Interest Income 5%-7% increase for the year Driven by lower cost of P.R. public deposits and loan growth Non-Interest Income $160 million - $165 million per quarter Consistent with recent trends NCOs 55 bps-70 bps annualized Given recent trends and economic outlook YoY increase (GAAP basis); as we expect continued investment in personnel Operating Expenses 3% increase for the year and technology expenses Effective Tax Rate 15%-17% for the year Loan Growth 3%-4% for the year Led by commercial loans 15

Footnotes Slide 4 and 5: 1-Refer to Non-GAAP Reconciliation on appendix section 2- Fully taxable equivalent (“FTE”) net interest margin represents a non-GAAP financial measure. See the Corporation's earnings press release, Form 10-Q and Form 10-K filed, or to be filed, with the U.S. Securities and Exchange Commission for the applicable periods’ GAAP to non-GAAP reconciliation 3- Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. See table R in the Corporation’s Q4 2025 earnings press release for the reconciliation of GAAP to non-GAAP financial measures Slide 7: 1- Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. See table R in the Corporation’s Q4 2025 earnings press release for the reconciliation of GAAP to non-GAAP financial measures Slide 8: 1- Balances are as of end of period Slide 10: 1- Pension, postretirement and other combines “pension, postretirement and medical insurance” and “other personnel costs, including payroll taxes” as presented in the Consolidated Statement of Operations Slide 11: 1- TCE ratio is defined as the ratio of tangible common equity to tangible assets 16

Investor Presentation Fourth Quarter 2025 Appendix

Corporate Structure Summary Corporate Structure Franchise Industry Financial Services Headquarters San Juan, Puerto Rico Assets = $75 billion Assets $75 billion (among top 50 Popular Holding Co. BHCs in the U.S.) Banco Popular Popular’s North (including Popular de Securities Insurance America, equity Puerto Rico LLC Subsidiaries Inc. investments) Loans $39 billion Popular Deposits $66 billion Bank Earnings Earnings Banking branches 153 in Puerto Rico, 39 in the U.S. (27 in New York and New Jersey and 12 in Puerto Rico Operations United States Operations Florida) and 9 in the U.S. Assets = $60 billion Assets = $15 billion and British Virgin Islands NASDAQ ticker symbol BPOP Selected equity investments: Banco BHD León under Corporate segment Market Cap $8 billion • Dominican Republic bank • 15.63% stake • 2024 net income of $272 million 18

Financial Summary 2025 Annual Results (unaudited) ($ in thousands, except EPS) 2025 2024 Variance Net interest income $ 2,541,203 $ 2,282,288 $ 258,915 Provision for credit losses 260,163 256,942 3 ,221 $ 2,281,040 $ 2,025,346 $ 255,694 Net interest income after provision for credit losses Banking fees 4 42,423 4 22,586 19,837 Asset management and insurance fees 1 16,357 1 17,990 (1,634) Mortgage banking activities 14,956 19,059 (4,103) Other operating income 84,284 99,274 (14,990) Total non-interest income $ 6 58,019 $ 6 58,909 $ (890) Total personnel costs 905,214 820,452 84,763 Net occupancy 110,213 111,430 (1,217) Technology and software expenses 341,605 329,061 12,544 Transactional services 152,386 142,677 9,710 Professional fees 1 10,098 125,822 (15,724) Business promotions 1 07,283 101,930 5,353 Goodwill impairment 13,000 - 13,000 Other operating expenses 1 92,466 256,266 (63,799) Total operating expenses $ 1,932,266 $ 1,887,637 $ 44,629 Income before income tax 1,006,793 796,618 210,174 Income tax expense 173,634 182,406 (8,772) Net income $ 8 33,159 $ 6 14,212 $ 218,946 EPS $ 1 2.31 $ 8.56 $ 3 .75 1 ROTCE 13.04% 9.85% 3.19% 1-Return on average tangible common equity (“ROTCE”) represents a non-GAAP financial measure. See table R in the Corporation’s Q4 2025 earnings press release for the reconciliation of GAAP to non-GAAP financial measures 19 Differences due to rounding

Q4 2025 vs. Q3 2025 Business Segments Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) Q4 2025 Q3 2025 Variance Q4 2025 Q3 2025 Variance Net interest income $ 555 $ 551 $ 4 $ 111 $ 105 $ 6 Provision for credit losses 72 74 (2) - 2 (2) Net interest income after provision for credit losses 483 477 6 111 103 8 Non-interest income 151 151 - 6 7 (1) Operating expenses $ 408 $ 413 $ (5) $ 66 $ 83 $ (17) Income before income tax 226 215 11 51 27 24 Income tax expense 36 26 10 18 9 9 Net income $ 190 $ 189 $ 1 $ 33 $ 18 $ 15 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) Q4 2025 Q3 2025 Variance Q4 2025 Q3 2025 Variance Total assets $ 59,934 $ 59,771 $ 163 $ 1 5,062 $ 14,941 $ 121 Total loans (HIP) 27,628 27,131 497 11,669 11,525 144 Total deposits 54,741 54,878 (137) 1 2,034 12,162 (128) Asset Quality BPPR Popular U.S. Q4 2025 Q3 2025 Variance Q4 2025 Q3 2025 Variance Non-performing loans held-in-portfolio / Total loans held-in-portfolio 1.66% 1.67% (0.01%) 0.34% 0.42% (0.08%) Non-performing assets / Total assets 0.84% 0.83% 0.01% 0.27% 0.33% (0.06%) Allowance for credit losses / Total loans held-in-portfolio 2.60% 2.56% 0.04% 0.77% 0.79% (0.02%) 20 Differences due to rounding

2025 vs. 2024 Business Segments Financial Results BPPR Popular U.S. (Unaudited) ($ in millions) 2025 2024 Variance 2025 2024 Variance Net interest income $ 2,166 $ 1,957 $ 209 $ 412 $ 356 $ 56 Provision for credit losses 241 255 (14) 19 1 18 Net interest income after provision for credit losses 1,925 1,702 223 393 355 38 Non-interest income 584 596 (12) 27 26 1 Operating expenses $ 1,647 $ 1,614 $ 33 $ 288 $ 270 $ 18 Income before income tax 862 684 178 132 111 21 Income tax expense 133 128 5 44 33 11 Net income $ 729 $ 556 $ 173 $ 88 $ 78 $ 10 Balance Sheet Highlights BPPR Popular U.S. (Unaudited) ($ in millions) 2025 2024 Variance 2025 2024 Variance Total assets $ 59,934 $ 58,602 $ 1,332 $ 15,062 $ 1 4,333 $ 729 Total loans (HIP) 27,628 26,147 1 ,481 11,669 1 0,929 740 Total deposits 54,741 54,054 687 1 2,034 1 1,704 330 Asset Quality BPPR Popular U.S. 2025 2024 Variance 2025 2024 Variance Non-performing loans held-in-portfolio (HIP) / Total loans (HIP) 1.66% 1.12% 0.54% 0.34% 0.54% (0.20%) Non-performing assets / Total assets 0.84% 0.60% 0.24% 0.27% 0.41% (0.14%) Allowance for credit losses / Total loans (HIP) 2.60% 2.56% 0.04% 0.77% 0.69% 0.08% 21 Differences due to rounding

Loan Composition and Yields Highlights: Loans Held-in-Portfolio Average Yields • Loans held in portfolio increased in Q4 to (ending balances, $641 million or 1.7% compared to Q3 $ in millions) Q4 2025 Q3 2025 Variance Q4 2025 (FTE) 2025 $ $ $ $ Commercial 19,760 19,289 471 19,395 6.75% ‐ The increase was primarily driven by Construction 1,675 1,605 70 1,639 8.20% the commercial and construction 8,649 8,558 91 6.02% Mortgage 8,591 portfolios in BPPR and in Popular U.S., 5,830 5,859 (28) 8.55% Auto loans and leases 5,924 and by the mortgage portfolio in BPPR Consumer 3,414 3,377 37 3,293 13.59% • Average loan yields FTE at 7.51% Total Loans $ 39,328 $ 38,687 $ 641 $ 38,843 7.51% Loan Composition (ending balances, $ in billions) 45.0 0 $39.4 $38.7 $38.2 40.0 0 $37.3 $37.1 $35.1 $3.4 $3.4 $3.3 35.0 0 $3.3 $3.3 $32.1 $3.3 $29.3 $8.7 $8.6 30.0 0 $3.1 $8.4 $8.1 $8.3 $2.6 $7.7 25.0 0 $7.4 $5.8 $5.9 $5.9 $7.5 $5.8 $5.8 $5.4 20.0 0 $1.7 $1.6 $1.5 $1.3 $1.4 $5.1 $1.0 $4.8 $0.8 15.0 0 $0.7 10.0 0 $19.9 $19.1 $19.3 $18.7 $18.6 $17.7 $15.7 $13.7 5.00 - 2021 2022 2023 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Commercial Construction Auto loans and Leases Mortgage Consumer 22 Differences due to rounding

Funding Profile and Deposit Composition Highlights: Funding Sources • Deposits at $66.2 billion in Q4 2025, with P.R. public deposits (ending balances, $ in billions) representing 29% of total deposits $1.4 • Total deposit costs, excluding P.R. public deposits, demonstrate the stability of core deposits, low cost and low betas $15.3 $19.4 • Total cost of deposits at 1.68% in Q4, decreased 11 bps primarily from P.R. public deposits in BPPR and high-cost deposits at $67.6 Popular U.S. $8.4 • Borrowings at $1.4 billion composed of long-term notes and $8.7 $14.4 FLHB advances • Deposits represent 98% of funding sources Non-Interest Bearing NOW & Money Market Savings Time Deposits P.R. public deposits Borrowings Deposit Costs Trends Deposit Composition (ending balances, $ in billions) 0.045 3.69% 3.70% 0.04 80.0 0 3.32% 3.22% 0.035 3.19% $67.2 $67.0 $66.5 $65.8 $66.2 $64.9 $63.6 2.97% 70.0 0 $61.2 0.03 60.0 0 $20.4 $20.9 $20.1 $19.4 $19.6 0.025 $18.1 $19.5 $15.2 50.0 0 1.96% 1.83% 1.78% 1.79% 0.02 1.68% 1.68% $6.7 $6.8 $8.7 40.0 0 $7.9 $8.4 $8.8 $8.9 $8.4 0.015 0.67% 30.0 0 $15.9 $14.7 $14.4 $14.6 $14.2 $14.6 $14.3 $14.4 0.01 20.0 0 0.18% 0.39% $8.3 $8.5 $7.7 $7.7 $8.0 $8.0 $8.2 $8.4 1.21% 1.17% 1.15% 1.17% 1.14% 0.005 10.0 0 0.91% $15.7 $16.0 $15.4 $15.1 $15.2 $15.1 $14.9 $15.3 0.05% - 0 0.23% 0.29% 2021 2022 2023 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2021 2022 2023 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Total deposit costs Total deposit costs excl P.R. public deposit costs P.R. public deposit costs Non-interest bearing NOW and Money market Savings Time deposits P.R. public deposits 23 Differences due to rounding

Deposit Beta • BPPR's retail and commercial accounts are low beta products and will react more slowly to changes in short-term interest rates • High beta P.R. public deposits represent 29% of the total deposits • P.R. public deposits are linked to market rates but respond with a lag to changes in three-month Treasury Bill yields • We expect that higher beta products in Popular U.S. will show similar elasticity to declining rates throughout the cycle Deposits by Type Retail Int Bearing Deposits 6.00% 90% 78% 5.00% 80% 70% 4.00% 60% 50% 3.00% 40% 2.00% 22% 30% 20% 1.00% 10% 0.00% 0% Retail - Int Bearing Fed Funds Target Non-Int Bearing Int Bearing Deposit Mix (by Type) Deposit Mix Retail Commercial Public Wholesale Non Int Bearing 8% 15% 0% 0% Int Bearing 32% 10% 31% 5% 6.00% Commercial Int Bearing Deposits Public Int Bearing Deposits 6.00% 5.00% 5.00% 4.00% 4.00% 3.00% 3.00% 2.00% 2.00% 1.00% 1.00% 0.00% 0.00% Commercial - Int Bearing Fed Funds Target Public - Int Bearing Fed Funds Target 24 Dec-16 Dec-16 Jun-17 Jun-17 Dec-17 Dec-17 Jun-18 Jun-18 Dec-18 Dec-18 Jun-19 Jun-19 Dec-19 Dec-19 Jun-20 Jun-20 Dec-20 Dec-20 Jun-21 Jun-21 Dec-21 Dec-21 Jun-22 Jun-22 Dec-22 Dec-22 Jun-23 Jun-23 Dec-23 Dec-23 Jun-24 Jun-24 Dec-24 Dec-24 Jun-25 Jun-25 Dec-25 Dec-25 Dec-16 Dec-16 Jun-17 Jun-17 Dec-17 Dec-17 Jun-18 Jun-18 Dec-18 Dec-18 Jun-19 Jun-19 Dec-19 Dec-19 Jun-20 Jun-20 Dec-20 Dec-20 Jun-21 Jun-21 Dec-21 Dec-21 Jun-22 Jun-22 Dec-22 Dec-22 Jun-23 Jun-23 Dec-23 Dec-23 Jun-24 Jun-24 Dec-24 Dec-24 Jun-25 Jun-25 Dec-25 Dec-25

Investment Portfolio

Quarter Highlights:

- Conservative investment portfolio, with the majority invested in short to intermediate U.S. Treasuries, which are tax exempt in Puerto Rico
- Investment portfolio duration 1.9 years; including cash, 1.6 years
- Unrealized loss in the AFS portfolio decreased by $66 million
- Market value of U.S. Treasuries held to maturity stood at $7.3 billion, approximately $40 million higher than book value
- Invested approximately in Q4 $900 million in U.S. Treasury notes with an average duration of 2.1 years and a yield of approximately 3.56%

$ in millions

		Q4 2025						Variance to Q3 2025	
	Description	Amortized Cost	% of Portfolio	Book Value	Gain / (Loss)	Yield	Maturity / WAL[1]	Amortized Cost	Gain / (Loss)
	Money Markets (Cash at Federal Reserve)	$4,616	14.2%	$4,616	$0	3.7%	-	($128)	$0
AFS	U.S. T-bills	6,576	20.2%	6,576	0	3.4%	0.1	153	0
AFS	U.S. Treasuries	9,134	28.1%	9,147	13	3.6%	1.3	(156)	19
AFS	Agency MBS/CMO	5,731	14.9%	4,851	(880)	1.8%	6.5	(175)	47
	Total AFS	21,441	63.2%	20,574	(867)	3.1%	2.2	(178)	66
HTM	U.S. Treasuries[2]	7,563	22.3%	7,269	(293)	1.3%	1.6	(151)	48
HTM	Other	59	0.2%	59	-	1.8%	13.2	(0)	-
	Total HTM	7,622	22.5%	7,328	(293)	1.3%	1.6	(152)	48
	Total Trading	37	0.1%	37	0	4.2%	4.7	3	(0)
	Total Portfolio	$33,716	100.0%	$32,556	($1,159)	2.8%	1.7	($454)	$114

Maturities: US Treasury Notes (AFS & HTM)



$ Millions
2,000
1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
Yield
Legacy
New
1.29%
3.84%
Dec-25
Mar-26
Jun-26
Sep-26
Dec-26
Mar-27
Jun-27
Sep-27
Dec-27
Mar-28
Jun-28
Sep-28
Dec-28
Mar-29
Jun-29
Sep-29
UST Legacy
UST New (Program restarted in 2024)

Maturity Profile



35%
30%
25%
20%
15%
10%
5%
0%
24%
32%
26%
2%
0%
0%
4%
0%
11%
0 - 3 yrs
4 - 5 yrs
6 - 7 yrs
8 - 10 yrs
U.S. T-bills
U.S. Treasuries - AFS
U.S. Treasuries - HTM
Agency MBS/CMO

[1] Maturity expressed in years; In the case of mortgage-backed securities and CMO's, it represents the weighted average life of the bonds assuming market consensus prepayment speeds

[2] The Book value includes $293 million of unrealized loss in AOCI related to the securities transferred from available-for-sale securities portfolio to the held-to-maturity with an unrealized loss of $873 million at the time of transfer, which will be amortized (back into capital) throughout their remaining life at a rate of approximately 5% per quarter through 2026.

Differences due to rounding

25

Allowance for Credit Losses – Q4 2025 ACL Movement: ACL Movement ($ in millions) • Moody’s baseline forecast shows stronger 2026 U.S. 830 economic growth $12 $808 810 $41 790 $786 • Changes in the economic forecast and qualitative 770 reserves impacted mainly the P.R. consumer and $19 750 mortgage portfolios 730 $(50) • Commercial portfolio increased due to NPL inflows, loan 710 modifications and higher loan balances 690 670 Economic Scenarios: 650 • Baseline scenario assigned the highest probability, NCOs Consumer Changes Q4 2025 ACL Consumer Economic NCOs Commercial Q4 2025 Q3 2025 Q3 2025 ACL Commercial Changes Economic Scenarios and… portfolio portfolio scenario and followed by the S3 (pessimistic) scenario ACL ACL qualitative • The probability assigned to the S3 (pessimistic) scenario remains at elevated levels due to current uncertainty in the markets • 2026 annualized GDP growth (baseline): ‐ P.R. increased to 0.58% from 0.19% ‐ U.S. increased to 2.05% from 1.38% • 2026 forecasted average unemployment rate (baseline): ‐ P.R. remains near historically low levels at 6.06% ‐ U.S. consistent with previous period at 4.64% 26

Commercial and Industrial Portfolio Highlights: Commercial and Industrial Portfolio ($ in millions) • Commercial and Industrial (“C&I”) credit quality metrics were $8,598 $8,238 $8,037 impacted by a $158 million relationship in Q3 2025. Excluding this 6.2% $7,742 $7,689 8,000 $2,637 relationship, metrics were stable $2,494 $2,449 $2,395 $2,445 7,000 2.10% 2.06% ⁻ NPLs increased by $165 million year-over-year, primarily driven by 6,000 the previously mentioned commercial relationship $5,961 5,000 $5,744 $5,588 $5,347 $5,244 3.1% 4,000 2.12% 2.21% ⁻ allowance for credit losses (“ACL”) to loans held-in-portfolio at 1.89% 1.92% 1.76% 3,000 2.10% vs. 2.06% in Q3 2025 2,000 0.27% • Strong loan growth following prudent lending standards 1,000 0.13% 0.14% 0 0.0% • The portfolio is mainly concentrated on the following industries: Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 other services (mostly U.S. community association loans), retail BPPR Popular U.S. NPL/Loans ACL/Loans trade, public administration and, finance and insurance Commercial & Industrial Portfolio Credit Metrics Balance by industry type Metric Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Other 30-89 DPD/Loans 0.31% 0.21% 0.27% 0.26% 0.25% 12% Information NPL/Loans 0.27% 0.13% 0.14% 2.12% 2.21% 4% Other Services 24% Transportation and NCO Ratio 0.19% -0.03% 0.06% 0.07% 0.27% Warehousing ACL/Loans 1.89% 1.92% 1.76% 2.06% 2.10% 4% Health Care and ACL/NPL 692.56% 1475.92% 1237.57% 97.03% 95.02% Social Assistance Classified Loans/Loans 3.21% 4.67% 4.33% 6.22% 6.25% 4% Accommodation and Food Services Finance and 4% Insurance Manufacturing 11% 5% Real Estate and Rental and Leasing 6% Retail Trade 11% Wholesale Trade Public 6% Administration 9% 27

Non-Owner Occupied CRE Portfolio

Highlights:

- Non-Owner Occupied CRE (CRE NOO) Q3 2025 credit quality metrics include the impact of a $30 million increase in non-performing loans (NPLs) and a $14 million in net charge-offs (NCOs) related to commercial real estate facility secured by a hotel property in Florida
- Non-Owner Occupied CRE (CRE NOO) exposure mainly in retail, hotels and office space
- Office exposure limited to 1.7% of total loan portfolio and 12% of CRE NOO:
    - Office space mainly in mid-rise properties with diversified tenants across both regions
    - Average loan size at $3 million
- Non-Performing loans increased to 0.77% of loans, while NCOs were minimal during the quarter
- Allowance for credit losses to loans held-in-portfolio at 1.08%

Non-Owner Occupied CRE
($ in millions)



$5,363
$5,541
$5,521
$5,463
$5,543
$2,117
$2,227
$2,191
$2,160
$2,148
1.02%
1.05%
1.06%
1.08%
1.06%
0.81%
0.77%
$3,247
$3,314
$3,330
$3,303
$3,395
0.27%
0.30%
0.30%
Q4 2024
Q1 2025
Q2 2025
Q3 2025
Q4 2025
BPPR
Popular U.S.
NPL/Loans
ACL/Loans

Non-Owner Occupied CRE
Balance by property type



Other 7%
Health Facility 4%
Mixed use 5%
Industrial 8%
Shelters 11%
Office Space 12%
Hotels 19%
Retail 34%

Credit Metrics					
Metric	**Q4 2024**	**Q1 2025**	**Q2 2025**	**Q3 2025**	**Q4 2025**
30-89 DPD/Loans	0.20%	0.07%	0.06%	0.33%	0.08%
NPL/Loans	0.27%	0.26%	0.25%	0.81%	0.77%
NCO Ratio	-0.06%	-0.05%	-0.03%	0.92%	0.00%
ACL/Loans	1.02%	1.05%	1.07%	1.08%	1.06%
ACL/NPL	377.29%	410.78%	422.98%	133.36%	137.47%
Classified Loans/Loans	3.01%	3.23%	4.08%	3.98%	3.43%

28

Multifamily Loan Portfolio Highlights: Multifamily Loans • 88% of the portfolio concentrated in Popular U.S. ($ in millions) $2,521 $2,521 • Strong credit risk profile with low levels of delinquency, $2,456 $2,400 $2,375 2,500 NCOs and classified loans: 1.6% $2,214 $2,187 $2,152 $2,092 $2,067 ‐ 30-89 DPD/Loans at 0.66% 1.4% 2,000 0.79% 1.2% 0.60% ‐ Classified loans at 1.09% 0.67% 0.57% 1,500 1.0% ‐ NCO Ratio (0.01%) 0.38% 0.8% 1,000 • Allowance for credit losses (“ACL”) to loans held-in 0.6% 0.43% 0.37% 0.37% 0.36% 0.35% portfolio at 0.79% 0.4% 500 • New York multifamily loan portfolio: 0.2% $308 $308 $306 $302 $303 0 0.0% ‐ $1.0 billion or 3.6% of our total loan portfolio Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 ‐ Underwritten based on current rental income at origination BPPR Popular U.S. NPL/Loans ACL/Loans ‐ No exposure to rent controlled buildings ‐ Rent stabilized units represent less than 40% of the total units in the loan portfolio with the majority Multifamily Loans originated after 2019 Balance by state Other NJ 3% 4% PR 8% Credit Metrics Metric Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 30-89 DPD/Loans 0.29% 0.23% 0.44% 0.16% 0.66% NPL/Loans 0.37% 0.37% 0.43% 0.35% 0.36% FL 27% NY NCO Ratio 0.00% 0.00% 0.00% 0.00% -0.01% 58% ACL/Loans 0.38% 0.57% 0.67% 0.67% 0.79% ACL/NPL 105.20% 153.90% 153.60% 191.90% 221.13% Classified Loans/Loans 1.10% 0.97% 1.27% 1.20% 1.09% 29

P.R. Mortgage Loan Portfolio Highlights: • 43% of the P.R. mortgage loan portfolio is comprised of U.S. government guaranteed loans • Over the last five years originations with average FICO scores above 750 and LTV of approximately 70% • Delinquency trends better than historical levels FICO Mix of Originations (Non-Conforming) Portfolio: Guaranteed vs. Non-Guaranteed (% of approved amount) ($ in millions) 70% 67% 73% 72% 84% 78% 77% 74% 73% 8,00 0 $7,348 0.23 0 0. .2 23 2 $7,233 0 0. .2 22 1 $7,104 0 0. .2 20 1 0 0. .2 10 9 759 756 0 0. .1 18 9 753 751 750 754 $6,946 0 0. .1 17 8 741 0 0. .1 17 6 736 734 $6,810 0 0. .1 15 6 $6,695 0 0. .1 14 5 0.14 $6,591 0 0. .1 13 3 $6,484 0 0. .1 12 2 $6,392 0 0. .1 11 1 7,00 0 0 0. .1 10 0 0 0. .0 09 9 0 0. .0 08 8 0 0. .0 07 7 0 0. .0 06 6 0 0. ..0 05 5 0 0. .0 04 4 $3,168 0 0. .0 03 3 0 0. .0 02 2 $3,038 0 0. .0 01 1 6% 5% 6% 5% 6% - (0.01) $2,902 ( (0 0. .0 02 1) ) 9% ( (0 0. .0 02 3) ) 12% $2,765 ( (0 0. .0 04 3) ) 6,00 0 ( (0 0. .0 05 4) ) $2,630 ( (0 0. .0 05 6) ) 18% 17% $2,502 ( (0 0. .0 07 6) ) ( (0 0. .0 07 8) ) $2,399 ( (0 0. .0 08 9) ) $2,314 ( (0 0. .1 00 9) ) ( (0 0. .1 11 0) ) $2,239 ( (0 0. .1 12 1) ) ( (0 0. .1 12 3) ) ( (0 0. .1 14 3) ) 21% ( (0 0. .1 14 5) ) 26% ( (0 0. .1 15 6) ) ( (0 0. .1 16 7) ) 29% 27% ( (0 0. ..1 18 7) ) 29% 5,00 0 ( (0 0. .1 19 8) ) 26% ( (0 0. .2 19 0) ) ( (0 0. .2 21 0) ) ( (0 0. .2 21 2) ) ( (0 0. .2 22 3) ) ( (0 0. .2 24 3) ) ( (0 0. .2 24 5) ) ( (0 0. .2 26 5) ) ( (0 0. .2 27 6) ) ( (0 0. .2 28 7) ) 38% ( (0 0. .2 29 8) ) ( (0 0. .3 20 9) ) ( (0 0. .3 30 1) ) 32% ( (0 0. .3 31 2) ) 4,00 0 ( (0 0. .3 32 3) ) 34% ( (0 0. .3 33 4) ) ( (0 0. .3 34 5) ) ( (0 0. .3 36 5) ) ( (0 0. .3 36 7) ) ( (0 0. .3 38 7) ) ( (0 0. .3 39 8) ) ( (0 0. .4 39 0) ) ( (0 0. .4 41 0) ) $4,192 $4,193 $4,180 $4,181 $4,202 $4,195 $4,180 (0.41) $4,152 $4,170 ( (0 0. .4 42 2) ) ( (0 0. .4 43 3) ) ( (0 0. .4 44 4) ) ( (0 0. .4 45 5) ) 3,00 0 ( (0 0. .4 46 6) ) ( (0 0. .4 47 7) ) ( (0 0. .4 48 8) ) ( (0 0. .4 49 9) ) ( (0 0. .5 50 0) ) ( (0 0. .5 51 1) ) ( (0 0. .5 52 2) ) ( (0 0. .5 53 3) ) ( (0 0. .5 54 4) ) ( (0 0. .5 55 5) ) ( (0 0. .5 56 6) ) ( (0 0. .5 57 7) ) ( (0 0. .5 58 8) ) ( (0 0. .5 59 9) ) 2,00 0 ( (0 0. .6 60 0) ) 73% ( (0 0. .6 61 1) ) ( (0 0. .6 62 2) ) 69% ( (0 0. .6 63 3) ) 67% ( (0 0. .6 64 4) ) 65% 66% 65% ( (0 0. .6 65 5) ) ( (0 0. .6 66 6) ) ( (0 0. .6 67 7) ) ( (0 0. .6 68 8) ) ( (0 0. .6 69 9) ) ( (0 0. .7 70 0) ) ( (0 0. .7 71 1) ) 51% ( (0 0. .7 72 2) ) 50% ( (0 0. .7 73 3) ) 48% 1,00 0 ( (0 0. .7 74 4) ) ( (0 0. .7 75 5) ) ( (0 0. .7 76 6) ) ( (0 0. .7 77 7) ) ( (0 0. .7 78 8) ) ( (0 0. .7 79 9) ) ( (0 0. .8 80 0) ) ( (0 0. .8 81 1) ) ( (0 0. .8 82 2) ) ( (0 0. .8 83 3) ) ( (0 0. .8 84 4) ) ( (0 0. .8 85 5) ) ( (0 0. .8 86 6) ) ( (0 0. .8 87 7) ) - (0.88) Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2017 2018 2019 2020 2021 2022 2023 2024 2025 Non-Guaranteed Government Guaranteed 740+ 680-739 620-679 <620 WA FICO Original LTV Delinquency Government Guaranteed Loans Delinquency Non-Guaranteed Loans ($ in millions) ($ in millions) 400 0.38 500 $455 0.380 0.38 0.375 0.37 0.370 0.37 0.365 $433 $430 0.36 $425 0.360 $336 0.36 0.355 $335 $333 0.35 0.350 $411 $413 0.35 0.345 0.34 450 0.340 $316 $320 0.34 $396 $398 0.335 350 0.33 $386 0.330 0.33 0.325 $303 $300 0.32 0.320 $294 0.32 0.315 0.31 0.310 $286 0.31 400 $241 0.305 0.30 0.300 0.30 0.295 0.29 0.290 300 0.29 $210 0.285 $197 $175 0.28 $207 0.280 $166 $164 0.28 0.275 0.27 $219 $202 0.270 350 0.27 0.265 $158 0.26 $174 0.260 $158 0.26 $177 0.255 0.25 $185 0.250 $149 0.25 0.245 $147 0.24 0.240 250 20.3% $132 0.24 0.235 0.23 0.230 $140 300 0.23 0.225 0.22 0.220 0.22 18.1% 0.215 17.8% 0.21 0.210 0.21 0.205 0.20 0.200 16.5% 16.2% 0.20 0.195 200 0.19 250 0.190 0.19 0.185 0.18 0.180 0.18 0.175 13.9% 13.6% 0.17 13.6% 0.170 0.17 13.1% 0.165 0.16 0.160 0.16 0.155 0.15 200 0.150 150 0.15 0.145 0.14 0.140 0.14 0.135 0.13 0.130 0.13 0.125 0.12 0.120 8.1% 8.0% 7.9% 0.12 150 0.115 7.5% 7.6% 0.11 0.110 7.2% 7.2% 7.0% 0.11 0.105 6.8% 0.10 0.100 100 0.10 0.095 0.09 0.090 0.09 0.085 0.08 0.080 100 0.08 0.075 0.07 0.070 0.07 0.065 0.06 0.060 0.06 0.055 50 0.05 0.050 0.05 0.045 0.04 0.040 50 0.04 0.035 0.03 0.030 $161 $168 $169 $158 $161 $154 $153 $146 $162 0.03 $214 $193 $223 $210 $218 $201 $219 $224 $233 0.025 0.02 0.020 0.02 0.015 0.01 0.010 0.01 0.005 0 - 0 - Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 30-89 DPD NPLs 30+ DPD/Loans 30-89 DPD 90+ DPD and Still Accruing 30+ DPD/Loans 30

Auto Loan Portfolio Highlights: Delinquency Avg. 2011-2019 12/31/2025 ($in millions) • Improvements in credit quality of originations 6.17% 4.89% • Auto balances have remained stable 4500 0.06 $3,862 $3,851 $3,819 $3,821 $3,820 $3,820 $3,773 $3,707 4000 $3,661 • Delinquency and NCO levels for the period remained 0.05 3500 below the historical average benchmark $2,918 5.00% 4.89% 4.73% 3000 4.67% 4.65% 0.04 4.46% 4.29% • FICO mix of originations have remained robust, with 4.64% 2500 3.86% 0.03 3.57% weighted-average FICO scores of approximately 739 2000 1500 0.02 • Q4 2025 originations were approximately a 67%/33% split 1000 between new/used auto loans 0.01 500 $135 $173 $143 $168 $178 $191 $136 $166 $179 $187 0 0 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 30+ DPD Portfolio 30+ DPD/Portfolio FICO Mix of Originations (% of approved amount) NCOs and NCO-to-Loan Ratio 739 737 729 732 731 723 720 721 719 ($ in millions) Avg. 2011-2019 YTD 700 100% 1.88% 1.17% 4% 5% 4% 6% 6% 6% 7% 7% 8% 2% 6% 4% 4% 3% 2% 600 7% 7% 9% 20 0.03 23% 80% 23% 18 26% 24% 24% 500 30% 27% 26% 0.025 26% 16 60% 14 2.44% 400 0.02 12 300 10 0.015 40% 71% 8 67% 65% 66% 66% 200 61% 1.35% 60% 60% 0.01 58% 6 20% 4 100 0.005 2 $18 $16 $14 $10 $17 $19 $13 $7 $12 $13 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 700+ 625-699 <625 No FICO WA FICO Auto NCOs NCOs % 31

Auto Lease Portfolio Highlights: Delinquency Avg. 2011-2019 12/31/2025 ($in millions) • Auto lease balances have grown steadily 2.06% 1.88% 2500 0.06 • Delinquency and NCO levels for the period remained $1,999 $2,001 $1,983 $1,950 $1,925 0.05 $1,887 below the historical average benchmark 2000 $1,828 $1,765 $1,732 0.04 • FICO mix of originations have remained robust, with 1500 weighted-average FICO scores of approximately 744 0.03 $1,060 2.06% 2.05% 1000 1.85% 1.88% 1.81% 1.79% 1.83% 1.77% 1.71% 1.69% 0.02 500 0.01 $19 $35 $32 $33 $32 $40 $33 $37 $37 $38 0 0 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations (% of approved amount) NCOs and NCO-to-Loan Ratio 743 744 741 736 735 732 730 730 731 ($ in millions) Avg. 2011-2019 YTD 700 100% 0.65% 0.55% 2% 3% 3% 3% 3% 3% 4% 4% 4% 600 19% 18% 18% 4 0.012 22% 24% 23% 26% 26% 26% 80% 3.5 500 0.01 3 60% 400 0.008 2.5 1.07% 300 2 0.006 40% 78% 79% 79% 75% 74% 73% 71% 70% 70% 1.5 200 0.55% 0.004 1 20% 0.002 100 0.5 $3 $4 $3 $2 $4 $3 $3 $2 $3 $4 0 0 0% 0 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 2017 2018 2019 2020 2021 2022 2023 2024 2025 700+ 625-699 <625 No FICO WA FICO Leases NCOs NCO % 32

P.R. Personal Loan Portfolio Highlights: Delinquency Avg. 2011-2019 12/31/2025 ($ in millions) • Portfolio balances have remained stable but growing at a 3.61% 2.75% slower pace since 2024 due to tightening measures 200 0 0.06 $1,836 $1,823 $1,792 $1,776 $1,754 $1,754 $1,756 $1,746 $1,745 180 0 • Delinquency remained below the historical average 0.05 160 0 benchmark $1,368 140 0 0.04 • NCO levels for the period remained above the historical 120 0 average benchmark, with an overall improvement in 2025 100 0 0.03 when compared to 2024 3.19% 3.15% 3.09% 800 3.01% 2.97% 2.92% 2.77% 2.75% 2.72% 2.70% 0.02 600 • FICO mix of originations have remained robust, with 400 weighted-average FICO scores of 748 in recent vintages 0.01 200 $43 $53 $51 $54 $56 $53 $49 $48 $50 $51 0 0 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO- to Loan Ratio (% of approved amount) ($ in millions) Avg. 2011-2019 YTD 748 748 746 738 741 740 738 738 736 2.53% 3.80% 0% 0% 0% 1% 1% 2% 2% 700 3% 3% 100% 25 0.07 2% 2% 3% 3% 3% 3% 3% 4% 5% 600 0.06 80% 20 500 49% 49% 0.05 46% 51% 53% 56% 50% 56% 49% 60% 15 400 0.04 3.99% 4.19% 300 0.03 40% 10 200 0.02 49% 49% 49% 20% 44% 43% 43% 43% 5 41% 40% 100 0.01 $14 $20 $22 $21 $22 $23 $18 $16 $16 $18 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 750+ 650-749 <650 No FICO WA FICO Personal loan NCOs NCO % 33

Credit Card Portfolio Delinquency Avg. 2011-2019 12/31/2025 ($in millions) Highlights: 3.74% 4.13% • Balances continue to increase due to higher originations 1400 0.06 $1,257 and increased usage $1,226 $1,218 $1,215 $1,187 $1,188 $1,163 0.055 $1,142 $1,136 $1,124 1200 0.05 • Delinquency and NCOs continue above the historical 0.045 1000 benchmark, with NCOs showing improvements in 2025 4.85% 0.04 4.62% 4.58% 0.035 800 4.16% 4.13% 4.09% 4.06% 4.01% 4.01% • FICO mix of originations have remained robust, with 0.03 3.45% 600 weighted-average FICO scores of approximately 772 0.025 0.02 400 0.015 0.01 200 0.005 $39 $46 $46 $48 $55 $59 $54 $49 $49 $52 0 0 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 30+ DPD Portfolio 30+ DPD/Loans FICO Mix of Originations NCOs and NCO-to-Loan Ratio (% of approved amount) 772 768 ($in millions) 754 753 Avg. 2011-2019 YTD 748 748 750 749 750 0% 2% 2% 2% 2% 3.67% 5.13% 3% 3% 4% 100% 5% 700 2% 1% 1% 1% 3% 2% 2% 3% 2% 20 0.07 600 18 80% 30% 32% 0.06 42% 45% 44% 500 16 43% 45% 45% 44% 0.05 14 60% 400 12 0.04 4.40% 10 300 40% 0.03 8 67% 65% 200 6 3.21% 55% 53% 0.02 51% 51% 50% 49% 49% 20% 4 100 0.01 2 $8 $11 $14 $14 $15 $17 $16 $17 $15 $14 0% 0 0 0 2017 2018 2019 2020 2021 2022 2023 2024 2025 Q4 2019 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Q4 2024 Q1 2025 Q2 2025 Q3 2025 Q4 2025 Credit Card NCOs NCOs % 750+ 650-749 <650 No FICO WA FICO 34

P.R. Public Sector Exposure • Substantially all the Corporation’s direct exposure outstanding in Q4 were obligations from various Puerto Rico municipalities. As of December 31, 2025, our direct exposure outstanding to P.R. municipalities amounted to $342 million, flat when compared to the prior quarter • Our direct exposure to P.R. government entities at December 31, 2025 includes an exposure associated with Automated Clearing House (“ACH”) transaction settlements capped at $47 million, none of which was outstanding Municipalities Outstanding P.R. Sector Exposure Obligations of municipalities are backed by real and personal property ($ in millions) Loans Securities Total taxes, municipal excise taxes, and/or a percentage of the sales and use tax Municipalities $ 333 $ 9 $ 342 PR government entities P.R. Government Entities $ - $ - $ - Obligations of the Commonwealth of Puerto Rico, its agencies and instrumentalities (excluding municipalities) Indirect exposure $ 167 $ 42 $ 209 Indirect exposure Includes loans or securities that are payable by non-governmental entities, but which carry a government guarantee to cover any shortfall in collateral in the event of borrower default. Majority are single-family mortgage related 35

Popular's Credit Ratings

Senior Unsecured Ratings		
Fitch	BBB-	Stable Outlook
S&P	BB+	Positive Outlook
Moody's	Ba1	Positive Outlook



2019
April
Moody's upgrades to B1 from B2
S&P revised outlook to Positive
May
Fitch upgrades to BB from BB-
2020
March
S&P lowers outlook to Stable
2021
March
Moody's revised outlook to Positive
April
Moody's upgrades to Ba3 from B1
Fitch and S&P revised outlook to Positive
June
Fitch upgrades to BBB- from BB, revised outlook to Stable
2022
April
S&P upgrades to BB+ from BB-, revised outlook to Stable
September
Moody's upgrades to Ba1 from Ba3, revised outlook to Stable
2025
September
Moody's upgrades outlook to Positive
2026
January
S&P upgrades outlook to Positive

36

Non-GAAP Reconciliation The following table presents the reconciliation of the net income to the Adjusted net income (Non-GAAP) for the quarter ended December 31, 2025, and for the years ended December 2025 and December 31, 2024. There were no adjustments to net income for the quarter ended September 30, 2025. Adjusted Net Income for the Quarter ended December 31, 2025 (Non-GAAP) (Unaudited) Income Income tax Impact on before expense Net Income (In thousands) income tax (benefit) U.S. GAAP Net income $ 278,616 $ 44,716 $ 233,900 Non-GAAP Adjustments: [1] FDIC Special Assessment (15,323) 5,622 (9,701) Adjusted net income (Non-GAAP) $ 263,293 $ 39,094 $ 224,199 [1] Partial reversal of the FDIC Special Assessment reserve imposed in connection with the receivership of several failed banks. Refer to the Operating Expenses section of this press release for additional information. Adjusted Net Income for the Year ended December 31, 2025 (Non-GAAP) (Unaudited) Income Income tax Impact on before expense Net Income (In thousands) income tax (benefit) U.S. GAAP Net income $1,006,793 $ 173,634 $ 833,159 Non-GAAP Adjustments: [1] FDIC Special Assessment (15,323) 5,622 (9,701) Adjusted net income (Non-GAAP) $ 991,470 $ 168,012 $ 823,458 [1] Partial reversal of the FDIC Special Assessment reserve imposed in connection with the receivership of several failed banks. Adjusted Net Income for the Year ended December 31, 2024 (Non-GAAP) (Unaudited) Income Income tax Impact on before expense Net Income (In thousands) income tax (benefit) U.S. GAAP Net income $ 796,618 $ 182,406 $ 614,212 Non-GAAP Adjustments: [1] FDIC Special Assessment 14,287 (5,234) 9,053 [2] Adjustments related to tax withholdings on prior period distributions from U.S. subsidiaries 6,400 16,483 22,883 Adjusted net income (Non-GAAP) $ 817,305 $ 171,157 $ 646,148 [1] Expense recorded in the first quarter of 2024 related to the Special Assessment imposed by the FDIC to recover the losses in connection with the receivership of several failed banks 37 [2] Expense recorded in the first quarter of 2024 related to tax withholdings on prior period distributions from U.S. subsidiaries

Investor Presentation Fourth Quarter 2025